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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 19, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-143 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 7.01 REGULATION FD DISCLOSURE
On March 19, 2008, Ray G. Young, GM Executive Vice President and Chief Financial Officer, gave a presentation at the 2008 Morgan Stanley Global Auto Conference. The presentation is incorporated as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing
Exhibit 99.1	Charts Furnished to Securities Analysts	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: March 20, 2008	By:	/s/ NICK S. CYPRUS
(Nick S. Cyprus, Controller and
Chief Accounting Officer)